UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2009

PATIENT SAFETY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-09727	13-3419202
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

43460 Ridge Park Drive, Suite 140
Temecula, California 92590
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (951) 587-6201

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under and of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01        Entry Into a Material Definitive Agreement

On January 29, 2009, Patient Safety Technologies, Inc. (the “Company”), entered into a Senior Secured Note and Warrant Purchase Agreement, pursuant to which, the Company sold Senior Secured Promissory Notes (the “Notes”) in the principal amount of $2,550,000 and warrants to purchase 1,530,000 shares of the Company’s common stock (the “Warrant”), to several accredited investors (the “Investors”).  The Investors paid $2,000,000 in cash and converted $550,000 of existing debt and accrued interest into the new Notes.  The Notes accrue interest at 10% per annum, throughout the term of the notes, and unless earlier converted into a Financing Round, have a maturity date of January 29, 2011.  The Warrants have an exercise price of $1.00 and expire on January 29, 2014.

The Note Holders have the option to participate in the next issuance of Securities issued by the Company for cash or the exchange of debt, taking place after the Closing and prior to the Note’s maturity date.  The Company has the right to prepay the unpaid principal and interest due on the Notes without any prepayment penalty.  The Notes are secured by essentially all of the Company’s assets including but not limited to the Company’s interest in their primary operating subsidiary, SurgiCount Medical Technologies, Inc.

The financing was completed through a debt placement to one or more accredited investors and was exempt from registration under the Securities act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and Rule 506 thereunder.  The Warrants and the shares issuable upon exercise of the Warrants have not yet been registered under the Securities Act or any state securities laws.  Unless so registered, such securities may not be offered or sold absent an exemption from, or in a transaction not subject to, the registration requirement of the Securities Act and any applicable state securities laws.

The press release announcing the transaction is filed as an exhibit hereto.

The foregoing description of the transaction and material agreements is only a summary, does not purport to be complete and is qualified in its entirety by reference to the definitive transaction documents which are filed as exhibits hereto.

Item 3.02.       Unregistered Sales of Equity Securities

The information called for by this item is contained in Item 1.01 above, which is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits

(d)	Exhibits

99.1	Form of Senior Secured Note and Warrant Purchase Agreement
99.2	Form of Senior Secured Note
99.3	Form of Security Agreement
99.4	Form of Warrant
99.5	Press Release, dated January 29, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PATIENT SAFETY TECHNOLOGIES, INC.

Date: January 30, 2009	By:	/s/ Mary A. Lay
Name: Mary A. Lay
Title: Interim Chief Financial Officer